UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2019
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 30, 2019, BB&T Corporation ("BB&T" or the "Corporation") held its 2019 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 678,832,057 of the Corporation's shares of common stock were present or represented by proxy at the meeting. This represented approximately 88.9% of the Corporation's 763,829,074 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, BB&T shareholders voted on three proposals and cast their votes as described below. The proposals are described in the 2019 Proxy Statement.

Proposal 1:    Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2020 Annual Meeting of Shareholders:

Name	Votes FOR	Votes AGAINST	Abstentions
Jennifer S. Banner	546,106,289	15,590,933	1,597,947
K. David Boyer, Jr.	559,006,297	2,567,063	1,727,363
Anna R. Cablik	550,219,798	11,329,198	1,751,727
Patrick C. Graney III	559,068,542	2,470,088	1,763,509
I. Patricia Henry	558,268,459	3,360,355	1,673,325
Kelly S. King	544,356,411	16,565,938	2,380,734
Louis B. Lynn, Ph.D.	558,894,325	2,641,083	1,767,676
Easter A. Maynard	559,269,207	2,304,413	1,729,068
Charles A. Patton	559,370,865	2,104,519	1,823,447
Nido R. Qubein	554,995,349	6,496,186	1,811,409
William J. Reuter	557,441,992	4,121,086	1,739,115
Tollie W. Rich, Jr.	556,583,363	4,931,809	1,787,912
Christine Sears	558,699,040	2,917,174	1,683,227
Thomas E. Skains	559,281,830	2,280,916	1,740,338
Thomas N. Thompson	553,113,394	8,419,213	1,767,265

There were 115,528,972 broker non-votes for each director on this proposal.

Proposal 2:    Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2019.

Votes FOR	Votes AGAINST	Abstentions
666,911,923	10,109,889	1,810,243

There were no broker non-votes for this proposal.

Proposal 3:    Advisory Vote Regarding BB&T's Executive Compensation Program

Shareholders approved BB&T's executive compensation program, as described in the Corporation's 2019 Proxy Statement.

Votes FOR	Votes AGAINST	Abstentions
530,420,474	27,040,766	5,841,843

There were 115,528,972 broker non-votes for this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 30, 2019